Provisions	12 Months Ended
Dec. 31, 2019
Employee Benefits [Abstract]
Provisions
Provisions
The amounts of provisions in 2019 and 2018 are as follows:

	12/31/2019			12/31/2018
Millions of euros	Current	Non-current	Total	Current	Non-current	Total
Employee benefits	1,110	5,789	6,899	886	4,499	5,385
Termination plans	486	729	1,215	441	805	1,246
Post-employment defined benefit plans	11	565	576	9	389	398
Other benefits	613	4,495	5,108	436	3,305	3,741
Dismantling of assets	96	847	943	125	784	909
Other provisions	466	1,850	2,316	901	2,237	3,138
Total	1,672	8,486	10,158	1,912	7,520	9,432

a) Employee benefits
In 2019 the Group recorded a provision of 2,170 million euros (461 million euros in 2018). Of this amount, 1,732 million euros corresponds to Teléfonica Spain, mainly relating to the Telefónica de España, S.A.U., Telefónica Móviles España, S.A.U. and Telefónica Soluciones de Informática y Comunicaciones de España, S.A.U. 2019 Individual Suspension Plan described in “Other benefits”. The distribution by segment of the restructuring costs, in terms of their impact on operating income, is as follows:

Millions of euros	2019	2018
Telefónica Spain	1,732	297
Telefónica United Kingdom	31	—
Telefónica Brazil	—	46
Telefónica Germany	22	84
Telefónica Hispam Norte	39	18
Telefónica Hispam Sur	201	50
Other companies	145	(34)
Total	2,170	461

Termination plans
The movement in provisions for termination plans in 2019 and 2018 is as follows:

Millions of euros	Total
Provisions for termination plans at 12/31/17	1,797
Additions	140
Retirements/amount applied	(579)
Transfers	(109)
Translation differences, hyperinflation adjustments and accretion	(3)
Provisions for termination plans at 12/31/18	1,246
Additions	452
Retirements/amount applied	(496)
Translation differences, hyperinflation adjustments and accretion	11
Other	2
Provisions for termination plans at 12/31/19	1,215

The reclassification of provision for termination plans of the entity Seguros de Vida y Pensiones Antares, S.A. to the line "Liabilities associated with non-current assets held for sale" of the statement of financial position was recorded under "Transfers" for the 2018, amounted to 109 million euros (see Note 30).

Telefónica Spain
The 2003-2007 labor force reduction plan in Telefónica de España concluded with 13,870 participating employees and the provisions recorded at December 31, 2019 and 2018 amounted to 28 million euros and 46 million euros, respectively. The amount for this provision classified as current totaled 12 million euros at December 31, 2019.
The 2011-2013 labor force reduction plan in Telefónica de España, concluded with 6,830 participating employees and the provisions recorded at December 31, 2019 and 2018 amounted to 528 million euros and 797 million euros, respectively. The amount for this provision classified as current totaled 217 million euros at December 31, 2019.
The companies bound by these commitments calculated provisions required at 2019 and 2018 year-ends using actuarial assumptions pursuant to current legislation, including the PERM/F- 2000C mortality tables and a high quality credit market based interest rate.
The discount rate used for the termination plans of Telefónica Spain at December 31, 2019 was 0.22% with an average plan length of 1.5 years.
Telefónica Germany
Within the context of the transformation of Telefónica Deutschland following the purchase of E-Plus in a bid to increase profitability by securing operational synergies, a provision of 321 million euros was recorded in 2014 for employee restructuring. An additional provision of 8 million euros was recorded in 2019 (compared with the additional 19 million euros in 2018).
This provision stood at 24 million euros at December 31, 2019 (48 million euros at December 31, 2018).
Post-employment defined benefit plans
The Group has a number of defined benefit plans in the countries where it operates. The following tables present the main data of these plans:

12/31/2019
Millions of euros	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Others	Total
Obligation	1,858	304	982	72	6	17	3,239
Assets	(1,839)	(93)	(1,038)	—	—	(12)	(2,982)
Net provision before asset ceiling	19	211	(56)	72	6	5	257
Asset ceiling	—	—	262	—	—	—	262
Total	19	211	206	72	6	5	519
Net provision	19	218	255	72	6	6	576
Net assets	—	7	49	—	—	1	57

12/31/2018
Millions of euros	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Others	Total
Obligation	1,548	239	749	68	6	18	2,628
Assets	(1,570)	(90)	(848)	—	—	(12)	(2,520)
Net provision before asset ceiling	(22)	149	(99)	68	6	6	108
Asset ceiling	—	—	249	—	—	—	249
Total	(22)	149	150	68	6	6	357
Net provision	4	157	153	72	6	6	398
Net assets	26	8	3	4	—	—	41

The movement in the present value of obligations in 2019 and 2018 is as follows:

Millions of euros	Spain (Antares)	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Other	Total
Present value of obligation at 12/31/17	490	1,828	235	734	72	8	16	3,383
Translation differences	—	(12)	—	(81)	(3)	(3)	1	(98)
Current service cost	6	—	9	4	1	—	1	21
Interest cost	7	44	4	65	5	2	1	128
Actuarial losses and gains	4	(260)	(6)	68	(2)	1	—	(195)
Benefits paid	(41)	(50)	(3)	(41)	(5)	(2)	(1)	(143)
Transfers	(466)	—	—	—	—	—	—	(466)
Other movements	—	(2)	—	—	—	—	—	(2)
Present value of obligation at 12/31/18	—	1,548	239	749	68	6	18	2,628
Translation differences	—	86	—	(21)	1	(2)	—	64
Current service cost	—	—	11	4	(2)	—	1	14
Interest cost	—	44	5	67	9	2	—	127
Actuarial losses and gains	—	226	53	233	4	—	(1)	515
Benefits paid	—	(46)	(4)	(50)	(4)	—	(1)	(105)
Plan curtailments	—	—	—	—	1	—	—	1
Other movements	—	—	—	—	(5)	—	—	(5)
Present value of obligation at 12/31/19	—	1,858	304	982	72	6	17	3,239

Movements in the fair value of plan assets in 2019 and 2018 are as follows:

Millions of euros	United Kingdom	Germany	Brazil	Other	Total
Fair value of plan assets at 12/31/17	1,651	84	835	9	2,579
Translation differences	(13)	—	(92)	—	(105)
Interest income	40	1	74	—	115
Actuarial losses and gains	(57)	1	69	1	14
Company contributions	(2)	—	—	1	(1)
Participants contributions	—	3	—	—	3
Benefits paid	(49)	(2)	(38)	—	(89)
Other movements	—	3	—	1	4
Fair value of plan assets at 12/31/18	1,570	90	848	12	2,520
Translation differences	86	—	(22)	—	64
Interest income	46	2	76	—	124
Actuarial losses and gains	157	2	181	—	340
Company contributions	27	—	—	—	27
Participants contributions	—	3	—	—	3
Benefits paid	(46)	(2)	(44)	—	(92)
Other movements	(1)	(2)	(1)	—	(4)
Fair value of plan assets at 12/31/19	1,839	93	1,038	12	2,982

Antares
Transfers in 2018 included the reclassification of the provisions corresponding to the following post-employment plans, originating in Telefónica de España, that were externalized between 1997 and 2002, in accordance with current legislation at that time, through insurance policies with the entity Seguros de Vida y Pensiones Antares, S.A.:

•
ITP: Telefónica Spain reached an agreement with its employees whereby it recognized supplementary pension payments for retired employees as of June 30, 1992 equal to the difference between the pension payable by the social security system and pension that would be paid to them by ITP (Institución Telefónica de Previsión). The amount for this provision totaled 206 million euros at December 31, 2018.

•
Survival: Serving employees who did not join the defined pension plan are still entitled to receive survivorship benefits at the age of 65. The amount for this provision totaled 260 million euros at December 31, 2018.

These provisions were reclassified to "Liabilities associated with non-current assets classified as held for sale" of the statement of financial position at December 31, 2018. The long-term financial assets to cover the obligations of these two defined benefit plans, amounting to 634 million euros at December 31, 2018 (see Note 12) were reclassified to "Non-current assets classified as held for sale" of the statement of financial position (see Note 30).
On February 14, 2019, after obtaining the relevant regulatory approvals, the sale of Antares to a company of Grupo Catalana Occidente was concluded (see Note 2). After the sale, these plans remain externalized, and the obligations and the financial assets to cover the obligations are out of the scope of consolidation of the Group from the date of the sale. The Group does not retain an obligation, whether legal or constructive, to make additional contributions to these plans other than the payment of annual regularization premiums.
The average length of the plans was 7.42 years at December 31, 2018. The main actuarial assumptions used in valuing these plans at December 31, 2018 were as follows:

	Survival	ITP
Discount rate	1.32%	1.29%
Expected rate of salary increase	0%-0.5%	—
Mortality tables	PERM/F 2000P OM77	90%PERM 2000C/98% PERF 2000C

Telefónica United Kingdom Pension Plan
The Telefónica United Kingdom Pension Plan provides pension benefits to the various companies of the Telefónica Group in the United Kingdom coming from the O2 Group. The Plan comprises a defined contribution and defined benefit sections. The defined benefit sections were closed to future accrual starting from February 28, 2013. The companies continued providing retirement benefits through the defined contribution sections of the plan.
The number of beneficiaries of these plans at December 31, 2019 and 2018 were 4,422 and 4,456 respectively. At December 31, 2019, the weighted average duration of the plan was 22 years.
The main actuarial assumptions used in valuing the plan are as follows:

	12/31/2019	12/31/2018
Nominal rate of pension payment increase	2.90%	3.05%
Discount rate	2.05%	2.85%
Expected inflation	2.95%	3.20%
Mortality tables	95% S2NA,	95% S2NA,
	CMI 2018 1% 7 and a initial addition of 0.25%	CMI 2017 1% 7.5

Fair value of Plan assets is as follows:

Millions of euros	12/31/2019	12/31/2018
Credit instruments	1,710	1,570
Cash equivalents	129	—
Total	1,839	1,570

So long as other assumptions remained constant, at December 31, 2019, reasonably possible changes to one of the following actuarial assumptions would have affected the defined benefit obligation by the amounts shown below:

Millions of euros	Increase in defined benefit obligation
Discount rate (0.25% decrease)	115
Expected inflation (0.25% increase)	110
Life expectancy (1 year longer)	48

Telefonica Brazil pension plans
Telefonica Brazil sponsors the following post-employment benefit plans:

Plans	Management entity	Sponsor
Health plans
Plano de Assistência Médica ao Aposentado y Programa de Coberturas Especiais (PAMA/PCE)	Fundação Sistel de Seguridade Social	Telefônica Brasil, jointly and severally with other companies resulting from the privatization of Telebrás (Telecomunicações Brasileiras, S.A.)
Assistencia médica – Lei 9.656/98	Telefônica Brasil	Telefônica Brasil, Terra Networks, TGLog and TIS
Pension plans
PBS Assistidos (PBS-A)	Fundação Sistel de Seguridade Social	Telefônica Brasil, jointly and severally with other companies resulting from the privatization of Telebrás (Telecomunicações Brasileiras, S.A.)
CTB	Telefônica Brasil	Telefônica Brasil
Telefônica BD	Visão Prev	Telefônica Brasil
Planes VISAO	Visão Prev	Telefônica Brasil, Terra Networks, TGLog and TIS

In 2019 Sistel approved the distribution of part of the surplus of the PBS-A plan, with reversal of values to sponsors and improvement of benefits to those assisted. The participation corresponding to the Company amounted to 48 million euros, with a balancing entry in Other comprehensive income. The distribution is expected in the form of 36 monthly payments, the first received in December 2019. Even considering this distribution, PBS-A still has assets in excess of actuarial obligations as of December 31, 2019 and 2018.
The main actuarial assumptions used in valuing these plans are as follows:

	12/31/2019	12/31/2018
Discount rate	6.65% - 7.54%	8.96% - 9.27%
Nominal rate of salary increase	5.47%	5.67%
Long-term inflation rate	3.80%	4.00%
Growth rate for medical costs	6.91%	7.12%
Mortality tables	AT 2000 M/F	AT 2000 M/F

The discount rate and growth rate for medical costs are considered to be the most significant actuarial assumptions with a reasonable possibility of fluctuations depending on demographic and economic changes and may significantly change the amount of the post-employment benefit obligation. The sensitivity to changes in these assumptions is shown below:

	Present value of the discounted obligation at the current discount rate	Present value of the obligation by increasing the discount rate by 0.5%	Present value of the obligation by reducing the discount rate by 0.5%
Pension plans	537	515	560
Health plans	446	411	485
Total obligation	983	926	1,045

	Present value of the obligation at the current growth rate for medical costs	Present value of the obligation by increasing the rate by 1%	Present value of the obligation by reducing the rate by 1%
Pension plans	537	537	537
Health plans	446	527	381
Total obligation	983	1,064	918

Other employee benefits
Teléfonica de España, Telefónica Móviles España and Telefónica Soluciones Individual Suspension Plan
In 2015 Telefónica de España, S.A.U., Telefónica Móviles España, S.A.U. and Telefónica Soluciones de Informática y Comunicaciones de España, S.A.U. signed the first Collective Bargaining Agreement of Related Companies (CEV), wholly backed by the largest labor unions. This agreement considered elements that included a plan of measures for individual suspension of the employment relationship in 2016 and 2017, applying principles of voluntariness, universality, non-discrimination and social responsibility. In December 2016, the Collective Bargaining Agreement of Related Companies was extended until 2018 by virtue of the provisions thereof. Additionally, in September 2019 Telefónica España signed the second Collective Agreement of Related Companies that includes, among other aspects, an "Individual Suspension Plan" that is completely voluntary for the year 2019, with the same conditions as the previous one.
These plans are based on mutual agreement between the company and employees and entail the possibility of voluntarily suspending the employment relationship for an initial three-year period, renewable for consecutive three-year periods until the retirement age. Employees who meet the age and seniority requirements may enter the Individual Suspension Plan (PSI) in the periods opened for these purposes.
At the end of each period, the current value of the forecast payment flows to meet the commitments of this program (applying certain hypotheses regarding estimated number of accessions and future reintegration ratio) is recognized. This figure was calculated using actuarial criteria (PERM/F-2000C tables, combined with the invalidity table published in the 1977 ministerial order) and a high quality credit market based interest rate.
The corresponding provision is recognized under “Other benefits” in the above table. The provision at December 31, 2019 amounted to 4,961 million euros (3,588 million euros at December 31, 2018).
The discount rate used for these provisions at December 31, 2019 was 0.46% with an average plan length of 4.7 years.
Sensitivity of the valuation
The table below shows the sensitivity of the value of termination, post-employment and other obligations, including the Individual Suspension Plan of Telefónica Group companies in Spain to changes in the discount rate:

-100 b.p.		+100 b.p.
Impact on value	Impact on income statement	Impact on value	Impact on income statement
(253)	(253)	235	235

A 100 b.p. increase in the discount rate would reduce the value of the liabilities by 235 million euros and have a positive impact on the income statement of 235 million euros before tax. On the other hand, a 100 b.p. decrease in the discount rate would increase the value of the liabilities by 253 million euros and have a negative impact on the income statement of 253 million euros before tax.
The Telefónica Group actively manages this position and has arranged a derivatives portfolio to significantly reduce the impact of changes in the discount rate (see Note 19).
b) Provisions for dismantling of assets
The movement of provision for dismantling of assets in 2019 and 2018 is as follows:

Millions of euros
Dismantling of assets at 12/31/17	973
Additions and accretion	96
Retirements/amount applied	(83)
Translation differences and other	(77)
Dismantling of assets at 12/31/18	909
Additions and accretion	178
Retirements/amount applied	(97)
Translation differences and other	(47)
Dismantling of assets at 12/31/19	943
The detail by segments of provision for dismantling of assets in 2019 and 2018 is as follows:

Millions of euros	12/31/2019	12/31/2018
Telefónica Spain	6	7
Telefónica Germany	421	421
Telefónica Brazil	141	152
Telefónica United Kingdom	89	85
Telefónica Hispam Norte	51	26
Telefónica Hispam Sur	69	76
Other companies	166	142
Total	943	909

c) Other provisions
The movement in “Other provisions” in 2019 and 2018 is as follows:

Millions of euros
Other provisions at December 31, 2017	3,883
Additions and accretion	911
Retirements/amount applied	(1,276)
Transfers	(89)
Translation differences and other	(291)
Other provisions at December 31, 2018	3,138
Reclassification entry into force IFRIC 23	(856)
Additions and accretion	946
Retirements/amount applied	(841)
Transfers	19
Translation differences and other	(90)
Other provisions at December 31, 2019	2,316

The reclassification of other provisions of the entity Seguros de Vida y Pensiones Antares, S.A. to the line "Liabilities associated with non-current assets held for sale" of the statement of financial position was recorded under "Transfers" of the 2018 movement, amounted to 81 million euros (see Note 30).

The Group is exposed to risks of claims and litigation, mainly relating to tax and regulatory proceedings, and labor and civil claims.
Given the nature of the risks covered by these provisions, no reliable schedule of potential payments, if any, can be determined.
Telefónica Brazil
Telefônica Brasil, S.A. and its subsidiaries are party to administrative and judicial proceedings and labor, tax and civil claims filed in different courts. The Telefónica Group management based on the opinion of its legal counsel, recognized provisions for proceedings for which an unfavorable outcome is considered likely.
The balance of these provisions at December 31, 2019 and December 31, 2018 is shown in the following table:

Millions of euros	12/31/2019	12/31/2018
Tax proceedings	348	440
Regulatory proceedings	253	230
Labor claims	121	176
Civil proceedings	176	226
Total	898	1,072

Additionally, Telefónica Brazil recognized contingent liabilities according to IFRS 3 generated on acquisition of the controlling interest of Vivo Participaçoes in 2011 and GVT in 2015. These contingent liabilities amounted to 184 million euros at December 31, 2019 (186 million euros at December 31, 2018).
The detail of provisions for tax proceedings by nature of risk is as follows:

Millions of euros	12/31/2019	12/31/2018
Federal taxes	127	119
State taxes	103	205
Municipal taxes	8	8
FUST	110	108
Total	348	440

The breakdown of changes in provisions for tax proceedings in 2019 and 2018 is as follows:

Millions of euros
Balance at 12/31/2017	902
Movements with a counterparty in judicial deposits	(569)
Movements with a counterparty in the income statement	105
Write-offs due to payment	(12)
Monetary updating	97
Translation differences	(83)
Balance at 12/31/2018	440
Reclassification entry into force IFRIC 23	(16)
Movements with a counterparty in the income statement	7
Write-offs due to payment	(83)
Monetary updating	6
Translation differences	(6)
Balance at 12/31/2019	348

Group management and legal counsel understand that losses are possible from tax contingencies in federal, state, municipal and other taxes for an aggregated amount of 5,768 million euros as of December 31, 2019 (8,136 million euros as of December 31, 2018). After the application of the interpretation IFRIC 23 (see Note 3.n), the aggregated amount as of December 31, 2019 does not include the possible contingencies from income tax proceedings (federal tax), which are described in Note 25.
Noteworthy state tax-related contingencies include the "ICMS" tax (see Note 25). Moreover, Telefónica Brazil presently has different open proceedings regarding the Fundo de Universalização de Serviços de Telecomunicações (FUST, refer to Note 29).
With regard to regulatory proceedings, Telefónica Brazil is party to administrative proceedings against Agencia Nacional de Telecomunicações (ANATEL) based on an alleged failure to meet sector regulations and judicial proceedings to contest sanctions applied by ANATEL at the administrative level. At December 31, 2019, consolidated provisions totaled 253 million euros (230 million euros at December 31, 2018). In addition, Group management and legal counsel understand that losses are possible from regulatory contingencies amounting to 1,247 million euros at December 31, 2019 (1,379 million euros at December 31, 2018), including the sanction for breaches of the Fixed Telephony Regulation (see Note 29.a).
In addition, Group management and legal counsel understand that losses are possible from civil proceedings, amounting to 772 million euros at December 31, 2019 (787 million euros at December 31, 2018).
In some situations, in connection with a legal requirement or presentation of guarantees, judicial deposits are made to secure the continuance of the claims under discussion. The judicial deposits by nature of risk at December 31, 2019 and December 31, 2018 are as follows:

Millions of euros	12/31/2019	12/31/2018
Tax proceedings	443	435
Labor claims	70	118
Civil proceedings	232	262
Regulatory proceedings	58	47
Garnishments	8	19
Total	811	881
Current (see Note 15)	61	71
Non-current (see Note 12)	750	810

Telefónica del Perú
In 2015, the Group established a provision of 1,521 million Peruvian soles (approximately 431 million euros) in relation to tax claims involving Telefónica Peru (see Note 25). At December 31, 2018 this provision amounted to 439 million euros. At January 1, 2019, this amount was reclassified to "Taxes payable" of the statement of financial position (see Note 25), due to the application of the Interpretation IFRIC 23 (see Notes 2 and 3.n).
Telefónica, S.A.
The provision of the goodwill amortized for tax purposes amounted to 283 million euros at December 31, 2018 (see Note 25). At January 1, 2019, this amount was reclassified to "Deferred tax liabilities" of the statement of financial position (see Note 25), due to the application of the Interpretation IFRIC 23 (see Notes 2 and 3.n).